UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 20, 2011

VIASPACE Green Energy Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Virgin Islands (British)	333-159717	Not Applicable
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2102 Business Center Drive, Suite 130, Irvine, California		92612
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(626) 768-3360

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

Effective June 20, 2011, VIASPACE Green Energy Inc. (the "Company") dismissed Goldman Kurland and Mohidin, LLP (the "Former Auditor") as its independent registered public accounting firm, and has engaged Hein & Associates LLP as its new independent registered public accounting firm. The Company's Board of Directors unanimously made the decision to change independent accountants.  As described below, the change in independent registered public accounting firm is not the result of any disagreement with the Former Auditor.

(a) Previous Independent Accountants

Effective June 20, 2011, the Company dismissed the Former Auditor as its independent registered public accounting firm.

The reports of the Former Auditor on the Company's consolidated financial statements as of and for the years ended December 31, 2010 and 2009, included an explanatory paragraph in its report on our financial statements for 2010 and 2009, did not contain adverse opinions or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and through June 20, 2011, there (a) have been no disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Auditor, would have caused the Former Auditor to make reference to the subject matter of such disagreements in its reports on the financial statements for such years and (b) were no reportable events of the kind described in Item 304 (a)(1)(v) of Regulation S-K.

The Company has requested that the Former Auditor furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from the Former Auditor is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

(b) New Independent Accountants

On June 20, 2011, the Company engaged Hein & Associates LLP (the "New Auditor"), as its independent registered public accounting firm for the year ending December 31, 2011. The Company’s Board of Directors unanimously made the decision to engage the New Auditor.

The Company has not consulted with the New Auditor during its two most recent fiscal years or during any subsequent interim period prior to its appointment as New Auditor regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that the New Auditor concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Letter from Goldman Kurland and Mohidin, LLP

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASPACE Green Energy Inc.

Date: June 21, 2011	By:	/s/ Stephen J. Muzi
Name: Stephen J. Muzi
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Letter from Goldman Kurland and Mohidin, LLP